UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 22, 2007

                              AMP PRODUCTIONS, LTD.
             (Exact name of registrant as specified in its charter)

                                    Nevada
                 (State or other jurisdiction of incorporation)

                                   000-51824
                            (Commission File Number)

                                   98-0400189
                       (IRS Employer Identification No.)

              500-666 Burrard Street, Vancouver, BC  V6C 2X8
             (Address of principal executive offices and Zip Code)

                                  604-639-3178
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 22, 2007, Fidel Thomas resigned for personal reasons as a director and officer of AMP Productions, Ltd. On the same date, Thomas Mills was appointed in his place as our new Secretary.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP PRODUCTIONS LTD.


/s/ Thomas Mills
Thomas Mills, CEO and Director
Date: March 22, 2007